Exhibit 10.1

SCHEDULE 1.01(a)

EXISTING CREDIT AGREEMENTS

Bilateral credit agreements with Bank of America and Wachovia (excluding Wachovia Letters of Credit).

SCHEDULE 1.01(c)

EXISTING INVESTMENTS

None.

SCHEDULE 1.01(d)

UNRESTRICTED SUBSIDIARIES

None.

SCHEDULE 2.01

COMMITMENTS AND

APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$75,000,000.00	42.857142857%
Branch Banking and Trust Company	$50,000,000.00	28.571428571%
Wachovia Bank, National Association	$50,000,000.00	28.571428571%

Total	$175,000,000.00	100.000000000%

SCHEDULE 7.01

EXISTING LIENS

See attached.

Debtor	Secured Party	Jurisdiction	File Date	UCC File Number	Collateral Description	Amendments and Continuations
Ingles Markets, Incorporated	Fleet Capital Corporation Assignee: PNC Leasing Corp.	North Carolina Secretary of State	07/02/1999	19990064763	Specified machinery, equipment, furniture, fixtures, proceeds, products and income relating thereto for 5 North Carolina store locations.	Continuation: File Date: 4/27/2004 File#20040042008A
Ingles Markets, Incorporated	Heller Financial Leasing, Inc.	North Carolina Secretary of State	07/07/1999	19990065996	All grocery store furniture, trade fixtures, equipment and personal property relating to 3 store locations in Tennessee and Georgia.	Amendment: File Date: 2/10/2004 File#20040013551B Change Debtor’s name/address Continuation: File Date: 2/11/2004 File#20040013890J
Ingles Markets, Incorporated	Heller Financial Leasing, Inc.	North Carolina Secretary of State	11/17/1999	19990111017	All grocery store furniture, trade fixtures, equipment and personal prop erty relating to store located in Canton, Georgia.	Amendment: File Date: 5/18/2004 File#20040050055B Change Debtor’s name/address Continuation: File Date: 5/18/2004 File#20040050035M
Ingles Markets, Incorporated	Heller Financial Leasing, Inc.	North Carolina Secretary of State	01/05/2000	20000001762	All grocery store furniture, trade fixtures, equipment and personal property relating to 2 Georgia store locations.	Amendment: File Date: 8/2/2004 File#20040077390C Change Debtor’s name/address Continuation: File Date: 8/3/2004 File#20040077716F
Ingles Markets, Incorporated	Fifth Third Leasing Company	North Carolina Secretary of State	05/25/2000	20000053302	All grocery store furniture, trade fixtures, equipment and personal property for Shelby, North Carolina store location (Lease #2222-039).	Assignment: File Date: 5/21/01 File#20010048243 Assigned by General Electric Capital Corporation, as Agent Assignment: File Date: 8/22/2002 File#20020091993E Assigned by Mellon US Leasing

						Continuation: File Date: 3/4/2005 File#20050020850C
Ingles Markets, Incorporated	Assignee: The Fifth Third Leasing Company	North Carolina Secretary of State	05/31/2000	20000055061	All grocery store furniture, trade fixtures, equipment and personal property relating to Greenville, South Carolina store location.	Assignment: File Date: 8/7/2002 File#20020086549L Assigned by General Electric Capital Corporation, as Agent Continuation: File Date: 3/4/2005 File#20050020848M
Ingles Markets, Incorporated	Assignee: Wells Fargo Equipment Finance, Inc.	North Carolina Secretary of State	05/31/2000	2000055058	All grocery store furniture, trade fixtures, equipment and personal property relating to Cartersville, Georgia store location.

Assignment:

File Date: 8/21/2000

File#20000084393

Assigned by General Electric Capital Corporation, as Agent

Continuation & Amendment:

File Date: 5/26/2005

File#20050050746M

Changed Debtor’s name from “Inc.” to “Incorporated”

Ingles Markets, Incorporated	General Electric Capital Corporation, as Agent	North Carolina Secretary of State	07/06/2000	20000067899	5 utility trailers.	Amendment: File Date: 5/20/2005 File#20050049082A Change Debtor’s name/address Continuation: File Date: 5/23/2005 File#20050049433A
Ingles Markets, Incorporated	General Electric Capital Corporation, as Agent	North Carolina Secretary of State	08/04/2000	20000089562	One switch trailer.	Amendment: File Date: 6/16/2005 File#20050057935H Change Debtor’s name/address Continuation: File Date: 6/17/2005 File#20050058441M

Ingles Markets, Incorporated	Norlease, Inc.	North Carolina Secretary of State	10/12/2000	20000101622	Specified machinery, equipment, furniture, proceeds, products and income thereof with respect to Athens, Tennessee and Johnson City, Tennessee store locations.	Continuation: File Date: 9/19/2005 File#20050089848F
Ingles Markets, Incorporated	General Electric Capital Corporation, as Agent	North Carolina Secretary of State	10/17/2000	20000102943	5 trailers. (2222-059)	Amendment: File Date: 7/19/2005 File#20050068523B Change Debtor’s name/address Continuation: File Date: 7/20/2005 File#20050069024K
Ingles Markets, Incorporated	Assignee: The CIT Group/Equipment Financing, Inc.	North Carolina Secretary of State	10/27/2000	20000106627	Specified machinery, equipment, furniture, fixtures, proceeds, products and income thereof with respect to Thomasville, NC and Knoxville, TN store locations.	Assignment: File Date: 8/3/2005 File#20050073777K Assigned by Fleet Capital Corporation Continuation: File Date: 8/3/2005 File#20050073778M
Ingles Markets, Incorporated	Citizens Leasing Corporation	North Carolina Secretary of State	11/09/2000	20000110850	Specified machinery, equipment, furniture, fixtures, proceeds, products and income thereof with respect to Forsyth County, Georgia store location.	Continuation: File Date: 10/6/2005 File#20050095761G
Ingles Markets, Incorporated	LaSalle National Leasing Corporation	North Carolina Secretary of State	03/12/2001	20010024280	10 leased utility trailers.	Continuation: File Date: 2/17/2006 File#20060016665C
Ingles Markets, Incorporated	LaSalle National Leasing Corporation	North Carolina Secretary of State	03/12/2001	20010024281	10 leased utilty trailers.	Continuation: File Date: 2/17/2006 File#20060016673B
Ingles Markets, Incorporated	LaSalle National Leasing Corporation	North Carolina Secretary of State	05/01/2001	20010041847	Leased equipment.	Continuation: File Date: 2/17/2006 File#20060016669H
Ingles Markets, Incorporated	LaSalle National Leasing Corporation	North Carolina Secretary of State	05/01/2001	20010041848	Leased equipment.	Continuation: File Date: 2/17/2006 File#20060016694F
Ingles Markets, Incorporated	LaSalle National Leasing Corporation	North Carolina Secretary of State	05/01/2001	20010041849	Leased equipment.	Continuation: File Date: 2/17/2006 File#20060016697J

Ingles Markets, Incorporated	LaSalle National Leasing Corporation	North Carolina Secretary of State	05/01/2001	20010041856	Leased equipment.	Continuation: File Date: 2/17/2006 File#20060016662M
Ingles Markets, Incorporated	LaSalle National Leasing Corporation	North Carolina Secretary of State	05/30/2001	20010051293	Leased equipment.	Continuation: File Date: 2/17/2006 File#20060016704H
Ingles Markets, Incorporated	LaSalle National Leasing Corporation	North Carolina Secretary of State	06/15/2001	20010057035	Leased equipment.	Continuation: File Date: 2/17/2006 File#20060016706K
Ingles Markets, Incorporated	LaSalle National Leasing Corporation	North Carolina Secretary of State	06/20/2001	20010058328	Leased equipment.	Continuation: File Date: 2/17/2006 File#20060016715K
Ingles Markets, Incorporated	LaSalle National Leasing Corporation	North Carolina Secretary of State	07/17/2001	20010502045F	Filed in lieu of continuation statement for prior Forsyth, GA, Buncomb, NC and NC S/S filings. No collateral description included.	Amendment: File Date: 1/16/2002 File#20020007852C Restated Collateral –specified leased equipment. Continuation: File Date: 2/17/2006 File#20060016791H
Ingles Markets, Incorporated	LaSalle National Leasing Corporation	North Carolina Secretary of State	07/17/2001	20010502049J	Filed in lieu of continuation statement for prior NC S/S and Buncomb, NC filings. No collateral description included.	Amendment: File Date: 1/16/2002 File#20020007855G Restated Collateral—specified leased equipment. Continuation: File Date: 2/17/2006 File#20060016735A
Ingles Markets, Incorporated	LaSalle National Leasing Corporation	North Carolina Secretary of State	07/17/2001	20010502059J	Filed in lieu of continuation statement for prior SC S/S, NC S/S and Buncombe, NC filings. No collateral description included.	Amendment: File Date: 1/16/2002 File#20020007864F Restated Collateral—specified leased equipment. Continuation: File Date: 2/17/2006 File#20060016719C
Ingles Markets, Incorporated	LaSalle National Leasing Corporation	North Carolina Secretary of State	08/09/2001	20010509964F	Leased trailers.	Continuation: File Date: 2/17/2006 File#20060016739F

Ingles Markets, Incorporated	LaSalle National Leasing Corporation	North Carolina Secretary of State	08/21/2001	20010514417J	Leased trailers.	Amendment: File Date: 2/23/2006 File#20060018657G Change Debtor’s name/address Continuation: File Date: 2/23/2006 File#20060018661A
Ingles Markets, Incorporated	General Electric Capital Business Asset Funding Corporation	North Carolina Secretary of State	10/01/2001	20010528768K	Fixture filing relating to Johnson City, TN store location.	Continuation: File Date: 7/3/2006 File#20060065672F
Ingles Markets, Incorporated	General Electric Capital Business Asset Funding Corporation	North Carolina Secretary of State	10/01/2001	20010529142C	Fixture filing relating to Karns, TN store location.	Continuation: File Date: 7/3/2006 File#20060065676K
Ingles Markets, Incorporated	General Electric Capital Business Asset Funding Corporation	North Carolina Secretary of State	10/01/2001	20010529147J	Fixture filing relating to Cartersville, GA store location.	Continuation: File Date: 7/3/2006 File#20060065657J
Ingles Markets, Incorporated	ORIX Commercial Finance, LLC	North Carolina Secretary of State	10/16/2001	20010535160A	Leased equipment.	Amendment: File Date: 9/20/2006 File#20060091279H Amended SP’s name. Continuation: File Date: 9/21/2006 File#20060093548J
Ingles Markets, Incorporated	LaSalle National Leasing Corporation	North Carolina Secretary of State	11/30/2001	20010551673E	Leased utility trailers.	Continuation: File Date: 8/23/2006 File#200600821153J
Ingles Markets, Incorporated	LaSalle Bank National Association, as Trustee	North Carolina Secretary of State	07/08/2002	20020075694F	Fixture filing including equipment, contract rights, general intangibles and tangible personal property relating to Spalding County, GA store location.	Continuation: File Date: 4/9/2007 File#20070035492C
Ingles Markets, Incorporated	Metropolitan Life Insurance Company	North Carolina Secretary of State	11/13/2002	20020120331F	Fixture filing with respect to Asheville, NC and Black Mountain, NC store locations.	Continuation: File Date: 6/1/2007 File#20070053481A

Ingles Markets, Incorporated	Heller Financial Leasing, Inc.	North Carolina Secretary of State	02/10/2004	20040013766M

In lieu of continuation filing with respect to prior TN S/S, Clayton County, GA and Carter County, TN filings covering grocery store furniture, trade fixtures, equipment and personal property located at Lake City, GA, Riverdale, GA and Elizabethton, TN store locations.

Continuation: File Date: 09/03/2008 File#20080080220C
Ingles Markets, Incorporated	PNC Leasing, LLC	North Carolina Secretary of State	04/27/2004	20040042020F	Leased equipment	None.
Ingles Markets, Incorporated	Heller Financial Leasing, Inc.	North Carolina Secretary of State	05/18/2004	20040050021F	In lieu of continuation for prior Cherokee County, GA filing covering grocery store furniture, trade fixtures, equipment and personal property located at Canton, GA store location.	None.
Ingles Markets, Incorporated	Heller Financial Leasing, Inc.	North Carolina Secretary of State	08/02/2004	20040077408C	In lieu of continuation for prior Gwinnett County, GA filing covering grocery store furniture, trade fixtures, equipment and personal property located at Norcross and Carrollton, GA store locations.	None
Ingles Markets, Incorporated	Wells Fargo Equipment Finance, Inc.	North Carolina Secretary of State	05/24/2005	20050049382E	In lieu of continuation for prior Bartow County, GA and Buncombe County, GA filings covering grocery store furniture, trade fixtures, communication equipment and personal property.	None.
Ingles Markets, Incorporated	Norlease , Inc.	North Carolina Secretary of State	09/21/2005	20050090824A	In lieu of continuation for prior Buncombe County, NC, Washington County, TN and Tennessee S/S filings covering machinery, equipment, furniture, proceeds, products and income related thereto.	None.

Ingles Markets, Incorporated	LaSalle National Leasing Corporation	North Carolina Secretary of State	02/20/2006	20060017167A	In lieu of filing for several prior Buncombe County, NC filings covering leased supermarket furniture, fixtures and equipment located in Greenville, SC and Greer, SC store locations.
Ingles Markets, Incorporated	Imaging Financial Services, Inc.	North Carolina Secretary of State	11/06/2006	20060106226G	Leased equipment.	None.
Ingles Markets, Incorporated	Wachovia Bank, National Association	North Carolina Secretary of State	01/29/2007	20070010473F	In lieu of continuation for prior Tennessee S/S filings covering all personal property located in Hamblen County, TN	None.
Ingles Markets, Incorporated	Imaging Financial Services, Inc.	North Carolina Secretary of State	03/10/2008	20080022329K	Leased equipment.	None.
Ingles Markets, Incorporated	VFS Financing, Inc.	North Carolina Secretary of State	03/14/2008	20080024483B	Aircraft under an Aircraft Security Agreement.	None.
Ingles Markets, Incorporated	Community Bank & Trust-West Georgia	North Carolina Secretary of State	04/01/2008	20080030656A	Fixture filing relating to Barrow County, GA store location.	None.
Ingles Markets, Incorporated	Regions Equipment Finance Corporation	North Carolina Secretary of State	04/02/2008	20080030866E	All goods and other personal property specified on extensive attachment including any equipment, vehicles, inventory, or fixtures secured by a Promissory Note dated 3/28/08.	None.
Ingles Markets, Incorporated	Alliance Leasing, Inc.	North Carolina Secretary of State	04/25/2008	20080039307C	Leased machinery, fixtures and equipment located in Conyers, GA.	None.
Ingles Markets, Incorporated	RBS Asset Finance, Inc.	North Carolina Secretary of State	04/28/2008	20080040175J	Specified equipment.	None.
Ingles Markets, Incorporated	Fifth Third Bank	North Carolina Secretary of State	05/12/2008	20080044245M	Leased equipment located at specified store locations.	None.
Ingles Markets, Incorporated	PNC Equipment Finance, LLC	North Carolina Secretary of State	05/16/2008	200080045999H	Leased equipment located at Lawrence, GA and Cleveland, GA store locations.	None.
Ingles Markets, Incorporated	RBS Asset Finance, Inc.	North Carolina Secretary of State	06/05/2008	20080052413G	Equipment at Commerce, GA store location.	None.
Ingles Markets, Incorporated	OFC Capital Corporation	North Carolina Secretary of State	06/06/2008	20080052994M	Furniture, fixtures and equipment located at Clemson, SC store location.	None.

Ingles Markets, Incorporated	OFC Capital Corporation	North Carolina Secretary of State	06/06/2008	20080053085B	Furniture, fixtures and equipment located at Duncan, SC store location.	None.
Ingles Markets, Incorporated	Banc of America Leasing & Capital, LLC	North Carolina Secretary of State	06/09/2008	20080053897C	Leased machinery, fixtures and equipment located at Lake Lure, NC and Auburn, GA store locations.	None.
Ingles Markets, Incorporated	Bank of the West	North Carolina Secretary of State	06/172008	20080056090A	Leased machinery, fixtures and equipment located at Inman, SC store location.	None.
Ingles Markets, Incorporated	Cornerstone Bank	North Carolina Secretary of State	06/27/2008	20080060066K	Fixtures and personal property (in connection with GA mortgage)	None.
Ingles Markets, Incorporated	RBS Asset Finance, Inc.	North Carolina Secretary of State	07/16/2008	20080065885C	Specified equipment pursuant to a Master Security Agreement with respect to Granite Falls, NC store location.	None.
Ingles Markets, Incorporated	RBS Asset Finance, Inc.	North Carolina Secretary of State	07/16/2008	20080065916J	Specified equipment pursuant to a Master Security Agreement with respect to Arden, NC store location.	None.
Ingles Markets, Incorporated	RBS Asset Finance, Inc.	North Carolina Secretary of State	07/16/2008	20080065917K	Specified equipment pursuant to a Master Security Agreement with respect to Greenville, SC store.	None.
Ingles Markets, Incorporated	Bank of North Georgia	North Carolina Secretary of State	08/01/2008	20080070874H	Fixtures and personal property in connection with Clarksville, Auburn and Arden, GA mortgages.	None.
Ingles Markets, Incorporated	U.S. Bancorp Equipment Finance, Inc. Assignor: General Electric Capital Corporation	North Carolina Secretary of State	09/30/2008	20080088474B	Specified equipment pursuant to a Master Security Agreement with respect to Bremen, GA store location.	None.
Ingles Markets, Incorporated	U.S. Bancorp Equipment Finance, Inc. Assignor: General Electric Capital Corporation	North Carolina Secretary of State	09/30/2008	20080088479H	Specified equipment pursuant to a Master Security Agreement with respect to Flowery Branch, GA store location.	None.

Ingles Markets, Incorporated	RBS Asset Finance, Inc.	North Carolina Secretary of State	10/03/2008	20080089678K	All furniture, fixtures and equipment located at Canton, NC store location.	None.
Ingles Markets, Incorporated	OFC Capital Corporation	North Carolina Secretary of State	10/06/2008	20080090632A	All furniture, fixtures and equipment pursuant to a Master Security Agreement with respect to Forest City, NC store location.	None.
Ingles Markets, Incorporated	NorLease, Inc.	North Carolina Secretary of State	10/17/2008	20080093496B	All furniture, fixtures and equipment pursuant to a Master Security Agreement with respect to Anderson, SC store location.	None.
Ingles Markets, Incorporated	NorLease, Inc.	North Carolina Secretary of State	10/17/2008	20080093498E	All furniture, fixtures and equipment pursuant to a master Security Agreement with respect to Spartanburg, SC store location.	None.
Ingles Markets, Incorporated	Wells Fargo Equipment Finance, Inc.	North Carolina Secretary of State	10/20/2008	20080093908M	All furniture, fixtures and equipment pursuant to a Master Security Agreement with respect to Kings Mountain, NC store location.	None.
Ingles Markets, Incorporated	Park National Bank	North Carolina Secretary of State	10/21/2008	20080094570G	All furniture, fixtures and equipment pursuant to a Master Security Agreement with respect to Morganton, NC store location.	None.
Ingles Markets, Incorporated	Wells Fargo Equipment Finance, Inc.	North Carolina Secretary of State	10/28/2008	20080096471J	All furniture, fixtures, and equipment pursuant to a Master Security Agreement with respect to Easley, SC store location.	None.
Ingles Markets, Incorporated	AmeriServ Financial Bank	North Carolina Secretary of State	11/26/2008	20080104645A	All machinery, fixtures and equipment pursuant to a Master Security Agreement with respect to Spartanburg, SC store location.	None.
Ingles Markets, Incorporated	SunTrust Equipment Finance & Lease Corp.	North Carolina Secretary of State	11/26/2008	20080104647C	All specified machinery, fixtures and equipment located at Farraout, TN store location.	None.

Ingles Markets, Incorporated	The Huntington National Bank	North Carolina Secretary of State	12/04/2008	20080106592E	All specified machinery, fixtures and equipment located at Hayesville, NC, Clayton, GA and Brevard, NC store locations.	None.
Ingles Markets, Incorporated	Key Equipment Finance, Inc.	North Carolina Secretary of State	12/22/2008	20080111486B	All specified machinery, fixtures and equipment located at Greenville and Barnesville, GA store locations.	None.
Ingles Markets, Incorporated	Atlantic Capital Bank	North Carolina Secretary of State	12/31/2008	20080113358B	Fixtures with respect to Chestnut Mountain, GA store location.	None.
Ingles Markets, Incorporated	SG Equipment Finance USA Corp.	North Carolina Secretary of State	01/14/2009	20090003687G	All specified furniture, fixtures and equipment located at Douglasville, GA store location.	None.
Ingles Markets, Incorporated	SG Equipment Finance USA Corp.	North Carolina Secretary of State	01/14/2009	20090003814J	All specified furniture, fixtures and equipment located at Temple, GA store location.	None.
Ingles Markets, Incorporated	Bank of Atlanta	North Carolina Secretary of State	03/26/2009	20090022970B	All fixtures relating to mortgaged Temple, GA store location.	None.
Ingles Markets, Incorporated	General Electric Capital Corporation	North Carolina Secretary of State	03/31/2009	20090024752B	All specified equipment located at Elberton, GA store location.	None.
Ingles Markets, Incorporated	General Electric Capital Corporation	North Carolina Secretary of State	03/31/2009	20090024753C	All specified equipment located at Mars Hill, NC store location.	None.
Ingles Markets, Incorporated	General Electric Capital Corporation	North Carolina Secretary of State	03/31/2009	20090024754E	All specified equipment located at Dallas, NC store location.	None.

SCHEDULE 7.02

EXISTING INDEBTEDNESS

See attached.

INGLES MARKETS, INC.

NOTES PAYABLE

May 1, 2009

PAYEE	A/C #	INT RATE	Due Date	PAYMENT	BALLOON PAYMENT	Final Maturity Date	TERMS	COLLATERAL	CURRENT	LONG-TERM	TOTAL
Metropolitan Life	633	9.95%		858,788.01		05/2015	Monthly Incl. Interest	SC 36,37,38,40,42,56,69,72,73,85,86,98,103,370 401,402,404,410,old 414,415,old 418,421,436,437,455	6,002,711.30	39,942,982.96	45,945,694.26
Protective Life	658	9.75%		200,563.89		08/2015	Monthly Incl. Interest	DT 9, 306, 313, 442, 453, 494, 496, 497, 601	1,371,998.73	9,858,815.02	11,230,813.75
Protective Life	685	9.00%		125,961.64		07/2017	Monthly Incl. Interest	DT 403, 457, 489	757,524.25	7,962,003.46	8,719,527.71
Protective Life	708	7.75%		82,096.00		07/2018	Monthly Incl. Interest	DT 239, 397	502,888.47	5,947,142.74	6,450,031.21

Protective Life Subtotal			1st	408,621.53					2,632,411.45	23,767,961.22	26,400,372.67

GE Capital Business Fund	751	7.58%		48,907.13		10/2016	Monthly Incl. Interest	DT 304	346,985.66	2,974,786.22	3,321,771.88
GE Capital Business Fund	752	7.58%		55,893.86		10/2016	Monthly Incl. Interest	DT 372	396,554.98	3,399,756.10	3,796,311.08
GE Capital Business Fund	753	7.58%		50,267.21		10/2016	Monthly Incl. Interest	DT 476	356,682.51	3,056,862.49	3,413,545.00
GE Commercial Finance	766	6.19%		274,540.63	04/01/28		Monthly Incl. Interest	DT 53, 93, 208, 121, 130	1,069,842.58	35,354,373.44	36,424,216.02

GE Capital Business Fund Subtotal			1st	429,608.83					2,170,065.73	44,785,778.25	46,955,843.98

Regions Bank	761	2.08%	1st	407,628.77		08/2013	Monthly Payment + Int	DT 24,72,206,313,398,399,445,483,484,486, 492	4,081,014.87	36,768,985.03	40,849,999.90
CapitalBank	763	6.00%	3rd	65,069.16		03/2013	Monthly Incl. Interest	DT 44 Laurens, SC	263,709.34	8,474,527.72	8,738,237.06
									—	—
General Electric Capital	764	6.08%	4th	128,454.00	04/04/2018		Monthly Incl. Interest	Falcon 50 Aircraft	908,019.01	9,921,839.42	10,829,858.43
Farmers Bank	765	6.00%	1st	115,576.77	04/01/2013		Interest Only - Quarterly	DT 200	—	7,500,000.00	7,500,000.00
Community Bank & Trust	767	3.25%	5th	53,808.14	04/05/2011		Monthly Incl. Interest	DT 57	414,474.69	6,888,933.18	7,303,407.87
									—	—
Regions - (Equipment)	768	5.67%	28th	191,797.05		03/2013	Monthly Incl. Interest	Equip. 24, 72, 398, 441, 486 (5 stores)	1,883,970.63	6,335,670.21	8,219,640.84
RBS Asset Finance -769	769	6.07%	23rd	211,128.50		04/2013	Monthly Incl. Interest	Equipment 7 ,30 & 44	2,044,866.97	6,932,777.94	8,977,644.91
Alliance Leasing -Maxus	770	6.01%	1st	47,248.70		05/2013	Monthly Incl. Interest	Equipment #469	458,590.46	1,552,881.63	2,011,472.09
									—	—
PNC Equipment	771	6.17%	15th	96,048.09		05/2013	Monthly Incl. Interest	Equipment #102,489	922,256.06	3,228,665.67	4,150,921.73
Fifth Third Bank	772	6.20%	1st	288,679.23		06/2013	Monthly Incl. Interest	Equipment 36,57,66,249,428	2,768,910.33	9,699,559.65	12,468,469.98
Bank of the West	773	6.05%	22nd	58,068.18		05/2013	Monthly Incl. Interest	Equipment Store 200	559,987.06	1,955,548.27	2,515,535.33
RBS Asset Finance	774	6.35%	1st	74,047.22		05/2013	Monthly Incl. Interest	Equipment 419	702,691.04	2,542,867.96	3,245,559.00

INGLES MARKETS, INC.

NOTES PAYABLE

May 1, 2009

PAYEE	A/C #	INT RATE	Due Date	PAYMENT	BALLOON PAYMENT	Final Maturity Date	TERMS	COLLATERAL	CURRENT	LONG-TERM	TOTAL
General Electric Capital -775	775	6.56%	1st	169,072.28	07/01/2011		Monthly Incl. Interest	Equipment 121, 130, 208,53 and 93	1,600,152.16	5,659,881.18	7,260,033.34
Banc of America	776	6.25%	5th	182,823.06		06/2013	Monthly Incl. Interest	Equipment 127, 409 and 451	1,750,421.16	6,138,114.72	7,888,535.88
Cornerstone Bank	777	5.75%	1st	50,785.61	06/01/2011		Monthly Incl. Interest	DT 419	160,157.18	7,725,881.69	7,886,038.87
Bank of North Georgia	778	3.19%	5th	113,837.21	06/05/2011		Monthly Payment + Int	DT 411, 428, 451	782,013.71	17,894,073.07	18,676,086.78
GE Equipment Finance	779	6.52%	1st	50,896.35	10/01/2011		Monthly Incl. Interest	Equipment 55	472,240.36	1,866,138.23	2,338,378.59
GE Equipment Finance	780	6.34%	1st	81,995.58	10/01/2011		Monthly Incl. Interest	Equipment 412	766,217.91	3,015,168.21	3,781,386.12
GE Equipment Finance	781	6.34%	1st	63,935.79	10/01/2011		Monthly Incl. Interest	Equipment 105	597,455.96	2,351,067.55	2,948,523.51
GE Equipment Finance	782	6.75%	1st	58,453.86	10/01/2011		Monthly Incl. Interest	Equipment 120	537,451.55	2,135,439.04	2,672,890.59
GE Equipment Finance	783	6.47%	1st	63,751.39	10/01/2011		Monthly Incl. Interest	Equipment 147	592,679.45	2,339,436.48	2,932,115.93
GE Equipment Finance	784	6.47%	1st	35,905.66	10/01/2011		Monthly Incl. Interest	Equipment 251	333,805.22	1,317,602.85	1,651,408.07
GE Equipment Finance	785	6.49%	1st	41,078.08	11/01/2011		Monthly Incl. Interest	Equipment 27	378,787.97	1,551,638.61	1,930,426.58
GE / Norlease	786	6.24%	3rd	88,254.26	10/03/2011		Monthly Incl. Interest	Equipment 39 & 202	827,930.21	3,251,134.59	4,079,064.80
Suntrust Equipment Finance	787	6.65%	26th	88,735.80	11/26/2013		Monthly Incl. Interest	Equipment 91	805,666.92	3,456,359.07	4,262,025.99
AmeriServ Financial	788	6.00%	28th	112,365.30		11/2012	Monthly Incl. Interest	Equipment 37 & 253	1,112,972.63	3,315,143.86	4,428,116.49
Huntington National Bank	789	6.87%	5th	153,009.85		12/2011	Monthly Incl. Interest	Equipment 116, 488 and 867	1,587,684.46	2,747,215.96	4,334,900.42
Key Equipment	790	8.00%	19th	150,459.24		12/2011	Monthly Incl. Interest	Equipment 32 & 498	1,514,410.50	2,808,457.44	4,322,867.94
Atlantic Capital	791	2.94%	15th	71,170.84	11/15/2011		Monthly Payment + Int	DT # 412	571,627.32	9,303,372.67	9,874,999.99
GE/Societe Generale	792	7.00%	24th	168,310.19	12/24/2011		Monthly Incl. Interest	Equipment 405 & 414	1,505,965.36	6,514,955.59	8,020,920.95
Bank of Atlanta	793	7.25%	9th	73,316.65	02/28/2014		Monthly Incl. Interest	DT # 405	222,316.75	8,946,980.49	9,169,297.24
GE Capital Business Fund	794	9.41%	1st	103,891.81	04/01/2012		Monthly Incl. Interest	Equipment @ 65	821,213.56	4,070,466.39	4,891,679.95

INGLES MARKETS, INC.

NOTES PAYABLE

May 1, 2009

PAYEE	A/C #	INT RATE	Due Date	PAYMENT	BALLOON PAYMENT	Final Maturity Date	TERMS	COLLATERAL	CURRENT	LONG-TERM	TOTAL

GE Capital Business Fund	795	9.41%	1st	82,190.72	04/01/2012		Monthly Incl. Interest	Equipment @ 80	649,677.14	3,220,220.74	3,869,897.88
GE Capital Business Fund	796	9.41%	1st	82,103.98	4/01/2012		Monthly Incl. Interest	Equipment @ 146	648,991.47	3,216,822.62	3,865,814.09
Wells Fargo Bank	SF01	8.2250%	1st	110,927.45	12/01/2010		Monthly Incl. Interest	DT 67, 79, 440 (3 reserves)	218,383.11	13,409,058.21	13,627,441.32
Gemsa (GE Capital Loan Serv)	SF02	8.2250%	1st	98,935.29	12/01/2010		Monthly Incl. Interest	DT 8, 60, 66, 450	194,774.05	11,959,430.83	12,154,204.88

Shopping Center Fin I & II Subtotal				209,862.74					413,157.16	25,368,489.04	25,781,646.20

Senior Subordinated Notes		8.78%					Semi-Annual Int Due 2011		—	349,750,000.00	349,750,000.00

Senior Subordinated Notes Subtotal									—	349,750,000.00	349,750,000.00

NOTES PAYABLE TOTAL				5,730,778.43					44,466,675.05	688,263,039.20	732,729,714.25

Total Debt									44,466,675.05	688,263,039.20	732,729,714.25

SCHEDULE 7.08

BURDENSOME AGREEMENTS

1.	Senior Note Indenture;

2.	Existing Subordinated Note Indenture; and

3.	Indebtedness set forth on Schedule 7.02.

SCHEDULE 10.02

ADMINISTRATIVE AGENT’S OFFICE;

CERTAIN ADDRESSES FOR NOTICES

INGLES MARKETS, INCORPORATED

2913 US Highway 70 W

Black Mountain, North Carolina 28711-9103

Attention:	Ronald B. Freeman Chief Financial Officer and Vice President of Finance
Telephone:	828.669.2941, Ext. 223
Telecopier:	828.669.3511

Electronic Mail: rfreeman@ingles-markets.com

Website Address: www.ingles-markets.com

U.S. Taxpayer Identification Number: 56-0846267

ADMINISTRATIVE AGENT:

Administrative Agent’s Office

(for payments and Requests for Credit Extensions):

Bank of America, N.A.

101 N. Tryon Street

Mail Code: NC1-001-04-39

Charlotte, North Carolina 28255-0001

Attention:	Mallory Kohler
Telephone:	980.387.2419
Telecopier:	704.602.3672

Electronic Mail: mallory.b.kohler@bankofamerica.com

Account No.: 136-621-225-0600

Ref: Ingles Markets, Incorporated

ABA#026009593

Other Notices as Administrative Agent:

Bank of America, N.A.

Agency Management

231 S. LaSalle Street

Mail Code: IL1-231-10-41

Chicago, Illinois 60604

Attention:	Laura Call
Telephone:	312.828.3559
Telecopier:	877.207.2883

Electronic Mail: laura.call@bankofamerica.com

L/C ISSUER:

Bank of America, N.A.

Trade Operations

1 Fleet Way

Mail Code: PA6-580-02-30

Scranton, Pennsylvania 18507

Attention:	Alfonso Malave
Telephone:	570.330.4212
Telecopier:	570.330.4186

Telecopier: 570.330.4186

Electronic Mail: alfonso.malave@bankofamerica.com

SWING LINE LENDER: (autoborrow)

Bank of America, N.A.

1901 Main Street

Mail Code: SC3-240-03-07

Columbia, South Carolina 29201-2435

Attention:	Debbie Tyson
Telephone:	803.255.7466
Telecopier:	866.743.9266

Electronic Mail: debbie.s.tyson@bankofamerica.com

Account No.: 136-621-225-0600

Ref: Ingles Markets, Incorporated

ABA# 026009593

EXHIBIT A

FORM OF COMMITTED LOAN NOTICE

Date:             ,

To:	Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of May 12, 2009 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Ingles Markets, Incorporated, a North Carolina corporation (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

The undersigned hereby requests (select one):

☐ A Borrowing of Committed Loans              ☐ A conversion or continuation of Loans

1.	On (a Business Day).

2.	In the amount of $ .

3.	Comprised of .

[Type of Committed Loan requested]

4.	For Eurodollar Rate Loans: with an Interest Period of months.

The Committed Borrowing, if any, requested herein complies with the provisos to the first sentence of Section 2.01 of the Agreement.

INGLES MARKETS, INCORPORATED

By:
Name:
Title:

A-1

Form of Committed Loan Notice

EXHIBIT B

FORM OF SWING LINE LOAN NOTICE

Date:             ,

To:	Bank of America, N.A., as Swing Line Lender

Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of May 12, 2009 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Ingles Markets, Incorporated, a North Carolina corporation (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

The undersigned hereby requests a Swing Line Loan:

1.	On (a Business Day).

2.	In the amount of $ .

The Swing Line Borrowing requested herein complies with the requirements of the provisos to the first sentence of Section 2.04(a) of the Agreement.

INGLES MARKETS, INCORPORATED

By:
Name:
Title:

B-1

Form of Swing Line Loan Notice

EXHIBIT C

FORM OF NOTE

FOR VALUE RECEIVED, the undersigned (the “Borrower”) hereby promises to pay to                          or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Loan from time to time made by the Lender to the Borrower under that certain Credit Agreement, dated as of May 12, 2009 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among the Borrower, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

The Borrower promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. Except as otherwise provided in Section 2.04(f) of the Agreement with respect to Swing Line Loans, all payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Note is also entitled to the benefits of the Guaranty. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

Form of Note

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

INGLES MARKETS, INCORPORATED

By:
Name:
Title:

Form of Note

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

Form of Note

EXHIBIT E-1

FORM OF ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]1 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]2 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including, without limitation, the Swing Line Loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment

[1]

For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language.

[2]

For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language.

[3]	Select as appropriate.
[4]	Include bracketed language if there are either multiple Assignors or multiple Assignees.

E-1-1

Form of Assignment and Assumption

is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

1.	Assignor[s]:

2.	Assignee[s]: [for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]]

3.	Borrower: Ingles Markets, Incorporated

4.	Administrative Agent: Bank of America, N.A., as the administrative agent under the Credit Agreement

5.

Credit Agreement: Credit Agreement, dated as of May 12, 2009, among Ingles Markets, Incorporated, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer

6.	Assigned Interest:

Assignor[s][5]	Assignee[s][6]	Aggregate Amount of Commitment for all Lenders[7]	Amount of Commitment/ Assigned	Percentage Assigned of Commitment[8]	CUSIP Number
		$	$	%
		$	$	%
		$	$	%

[7.	Trade Date: ] [9]

Effective Date:                     , 20     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

[5]	List each Assignor, as appropriate.

[6]	List each Assignee, as appropriate.

[7]

Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

[8]	Set forth, to at least 9 decimals, as a percentage of the Commitment of all Lenders thereunder.

[9]	To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

E-1-2

Form of Assignment and Assumption

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE

[NAME OF ASSIGNEE]

By:
Title:

[Consented to and]10 Accepted:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Title:

[Consented to:]11

INGLES MARKETS, INCORPORATED

By:
Title:

[10]	To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.
[11]	To be added only if the consent of the Borrower and/or other parties (e.g. Swing Line Lender, L/C Issuer) is required by the terms of the Credit Agreement.

E-1-3

Form of Assignment and Assumption

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1. Assignor. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 10.06(b)(iii), (v), (vi) and (vii) of the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type presented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms

E-1-4

Form of Assignment and Assumption

all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][relevant] Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of North Carolina.

E-1-5

Form of Assignment and Assumption

EXHIBIT E-2

FORM OF ADMINISTRATIVE QUESTIONNAIRE

See attached.

E-2-1

Form of Administrative Questionaire

FAX ALONG WITH COMMITMENT LETTER TO:

FAX #

I.	Borrower Name: Ingles Markets, Incorporated

$                                              Type of Credit Facility

II. Legal Name of Lender of Record for Signature Page:

•	Signing Credit Agreement YES NO

•	Coming in via Assignment YES NO

III. Type of Lender:

(Bank, Asset Manager, Broker/Dealer, CLO/CDO, Finance Company, Hedge Fund, Insurance, Mutual Fund, Pension Fund, Other Regulated Investment Fund, Special Purpose Vehicle, Other – please specify)

IV. Domestic Address:	V. Eurodollar Address:

VI.	Contact Information:

Syndicate level information (which may contain material non-public information about the Borrower and its related parties or their respective securities will be made available to the Credit Contact(s). The Credit Contacts identified must be able to receive such information in accordance with his/her institution’s compliance procedures and applicable laws, including Federal and State securities laws.

	Credit Contact	Primary Operations Contact	Secondary Operations Contact
Name:
Title:
Address:

Telephone:
Facsimile:
E Mail Address:

Does Secondary Operations Contact need copy of notices?              YES              NO

E-2-1

Form of Administrative Questionnaire

	Letter of Credit Contact	Draft Documentation Contact	Legal Counsel

Name:

Title:

Address:

Telephone:

Facsimile:

E Mail Address:

VII. Lender’s Standby Letter of Credit, Commercial Letter of Credit, and Bankers’ Acceptance Fed Wire Payment Instructions (if applicable):

Pay to:

(Bank Name)

(ABA #)

(Account #)

(Attention)

VIII. Lender’s Fed Wire Payment Instructions:

Pay to:

(Bank Name)

(ABA#)	(City/State)

(Account #)	(Account Name)

(Attention)

E-2-2

Form of Administrative Questionnaire

IX. Organizational Structure and Tax Status

Please refer to the enclosed withholding tax instructions below and then complete this section accordingly:

Lender Taxpayer Identification Number (TIN):             -

Tax Withholding Form Delivered to Bank of America*:

W-9

W-8BEN

W-8ECI

W-8EXP

W-8IMY

NON–U.S. LENDER INSTITUTIONS

1. Corporations:

If your institution is incorporated outside of the United States for U.S. federal income tax purposes, and is the beneficial owner of the interest and other income it receives, you must complete one of the following three tax forms, as applicable to your institution: a.) Form W-8BEN (Certificate of Foreign Status of Beneficial Owner), b.) Form W-8ECI (Income Effectively Connected to a U.S. Trade or Business), or c.) Form W-8EXP (Certificate of Foreign Government or Governmental Agency).

A U.S. taxpayer identification number is required for any institution submitting a Form W-8 ECI. It is also required on Form W-8BEN for certain institutions claiming the benefits of a tax treaty with the U.S. Please refer to the instructions when completing the form applicable to your institution. In addition, please be advised that U.S. tax regulations do not permit the acceptance of faxed forms. An original tax form must be submitted.

2. Flow-Through Entities

If your institution is organized outside the U.S., and is classified for U.S. federal income tax purposes as either a Partnership, Trust, Qualified or Non-Qualified Intermediary, or other non-U.S. flow-through entity, an original Form W-8IMY (Certificate of Foreign Intermediary, Foreign Flow-Through Entity, or Certain U.S. branches for United States Tax Withholding) must be completed by the intermediary together with a withholding statement. Flow-through entities other than Qualified Intermediaries are required to include tax forms for each of the underlying beneficial owners.

Please refer to the instructions when completing this form. In addition, please be advised that U.S. tax regulations do not permit the acceptance of faxed forms. Original tax form(s) must be submitted.

U.S. LENDER INSTITUTIONS:

If your institution is incorporated or organized within the United States, you must complete and return Form W-9 (Request for Taxpayer Identification Number and Certification). Please be advised that we require an original form W-9.

E-2-3

Form of Administrative Questionnaire

Pursuant to the language contained in the tax section of the Credit Agreement, the applicable tax form for your institution must be completed and returned on or prior to the date on which your institution becomes a lender under this Credit Agreement. Failure to provide the proper tax form when requested will subject your institution to U.S. tax withholding.

*Additional guidance and instructions as to where to submit this documentation can be found at this link:

X. Bank of America Payment Instructions:

Pay to:	Bank of America, N.A.
ABA # 026009593
New York, NY
Acct. #
Attn: Corporate Credit Services
Ref: Ingles Markets, Incorporated

E-2-4

Form of Administrative Questionnaire

EXHIBIT F

OPINION MATTERS

See attached.

F-1

Opinion Matters

EPHRAIM SPIELMAN Direct Dial: (770) 951-6568 Direct FAX: (770) 303.1188 E-MAIL: espielman@hssw.com

May 12, 2009

Banc of America Securities, LLC

Bank of America, N.A.

One Bryant Street

New York, New York 10036

Re:

$175,000,000.00 Revolving Line of Credit provided by Bank of America, N. A. (“Bank of America”) for itself and as administrative agent for Branch Banking & Trust Company (“BB&T”) and Wachovia Bank National Association (“Wachovia”) (collectively, Bank of America, BB&T and Wachovia will be referred to as the “Lenders” or each as a “Lender”) in favor of Ingles Markets, Incorporated, a North Carolina corporation; HSSW File No. 2043.0090000

Ladies and Gentlemen:

We have acted as counsel to Ingles Markets, Incorporated, a North Carolina corporation (the “Company”), in connection with the negotiation, execution and delivery of that certain Credit Agreement (“Credit Agreement”) and related loan documents dated as of May 12, 2009 (collectively, the “Agreements”) by and between the Company and Lenders in connection with the $175,000,000.00 revolving line of credit transaction contemplated by the Agreements and consummated on or about May 12, 2009 (the “Transaction”). Unless otherwise defined herein, or as the context hereof requires, each capitalized term used herein has the meaning given to such term in the Agreements.

In rendering this opinion, we have reviewed the following:

•	Certificate of the Secretary of Ingles Markets, Incorporated dated May 12, 2009.

•	Amended and Re-Stated By-Laws of Ingles Markets, Incorporated dated August 29, 2007.

•	North Carolina Department of the Secretary of State certified copy of the Articles of Incorporation of Ingles Markets, Incorporated dated February 20, 2008 for articles filed on June 2, 1965.

•	North Carolina Department of the Secretary of State certified copy of the Articles of Amendment of Ingles Markets, Incorporated dated February 20, 2008 for amendment filed on February 19, 1973.

•	North Carolina Department of the Secretary of State certified copy of the Articles of Amendment of Ingles Markets, Incorporated dated February 20, 2008 for amendment filed on December

HARTMAN, SIMONS, SPIELMAN & WOOD, LLP

6400 Powers Ferry Road, N.W. • Suite 400 • Atlanta, Georgia 30339 • www.hssw.com • (770) 955-3555

2044904-3 8000.0099000

Bank of America, N.A.

May 12, 2009

15, 1976.

•	North Carolina Department of the Secretary of State certified copy of the Articles of Amendment of Ingles Markets, Incorporated dated February 20, 2008 for amendment filed on June 23, 1982.

•	North Carolina Department of the Secretary of State certified copy of the Articles of Amendment of Ingles Markets, Incorporated dated February 20, 2008 for amendment filed on September 9, 1987.

•	North Carolina Department of the Secretary of State certified copy of the Articles of Amendment of Ingles Markets, Incorporated dated February 20, 2008 for amendment filed on August 10, 1988.

•	North Carolina Department of the Secretary of State certified copy of the Articles of Amendment of Ingles Markets, Incorporated dated February 20, 2008 for amendment filed on February 3, 2005.

The opinions set forth herein are limited solely to the laws of the State of Georgia.

Each opinion in this opinion letter is subject to the following assumptions: (a) that each party to the Transaction and to each of the Agreements other than the Company has complied with all laws applicable to it that affect such transactions; (b) that each natural person acting on behalf of any party to the Transaction has sufficient legal competency to carry out such person’s role in the Transaction; (c) that each document submitted to us for review is accurate and complete; (d) that each document purporting to be original is authentic; (e) that each document purporting to be a copy conforms to an authentic original; (f) that each signature on a document is genuine; and (g) that the Agreements and the Transaction are governed solely by the laws of the State of Georgia irrespective of the designation of any other governing venues or jurisdictions set forth in the Agreements (including, without limitation, the State of North Carolina).

Based upon the qualifications, exceptions, and other limitations set forth herein, it is our opinion that:

1. Based solely on the Certificate of Existence dated April     , 2009 issued by the North Carolina Secretary of State in regard to the Company, a copy of which is attached hereto and made a part hereof on Exhibit “A-1” and the certified copies of the Articles of Incorporation referenced above together with all amendments thereto, Borrower was duly organized as a corporation and is existing and in good standing under the laws of North Carolina. Based solely upon the following the following certificates, Borrower is in good standing or validly existing under the laws of the following jurisdictions where its conduct of business requires qualification: (i) State of Alabama Certificate of Qualification dated April 28, 2009, a copy of which is attached

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hereto as Exhibit “A-2”; (ii) State of Georgia Certificate of Existence dated April 27, 2009, a copy of which is attached hereto as Exhibit “A.3”; (iii) State of South Carolina Certificate of Authorization dated April 28, 2009, a copy of which is attached hereto as Exhibit “A-4”; (iv) Tennessee Certificate of Authorization dated April 27, 2009, a copy of which is attached hereto as Exhibit “A-5”; and (v) Commonwealth of Virginia Certificate of Authority dated April 27, 2009, a copy of which is attached hereto as Exhibit “A-6”.

2. The Company has the corporate power to execute and deliver each of the Agreements and to perform its obligations under the Agreements. The Agreements are valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such terms may be affected by applicable bankruptcy, insolvency, reorganization, moratorium or similar debtor relief laws from time to time in effect, and other laws affecting the rights of creditors generally, The Company (a) duly authorized the execution of each of the Agreements by Robert P. Ingle, Chief Executive Officer and Ron Freeman, Chief Financial Officer, (b) duly authorized the delivery of each of the Agreements to Lenders, and (c) duly authorized all performance by the Company under each of the Agreements as provided therein.

3. The execution and delivery by the Company of each of the Agreements do not, and if the Company were now to perform its obligations under any of the Agreements such performance would not, result in any:

(i) violation of its Articles of Incorporation or Bylaws; or

(ii) breach of or default under any material written agreements to which, to our actual knowledge, the Company is bound, which would have a material adverse effect on the ability of the Company to fulfill its obligations under the Agreements; or

(iii) violation of any judicial or administrative decree, writ, judgment or order to which, to our actual knowledge, the Company is subject, which would have a material adverse effect on the ability of the Company to fulfill its obligations under the Agreements.

4. No consent, approval, authorization or other action by, or filing with, any court or governmental authority is required for the Company’s execution and delivery of any of the Agreements or consummation of any of the Transaction contemplated by the Agreements to be effected by the Company.

5. The Borrower is not to our actual knowledge engaged in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the

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FRB), or extending credit for the purpose of purchasing or carrying margin stock. The Borrower is not to our actual knowledge required to be registered as an “investment company” under the Investment Company Act of 1940.

6. Based upon the qualifications, exceptions, and other limitations set forth herein and based solely upon such certifications provided to us by the Company, we hereby confirm to you that, to our actual knowledge, there are no actions or proceedings against the Company, pending or threatened in writing, before any court, governmental agency or arbitrator that seek to affect the enforceability of any of the Agreements or of the Transaction or that, if determined adversely to the Company, would have a material adverse effect on the ability of the Company to fulfill its obligations under the Agreements.

This opinion letter speaks as of the date of its delivery, and we have no obligation to advise you or anyone else of any matter of fact or law thereafter occurring, whether or not brought to our attention, even though that matter affects any analysis or conclusion in this opinion letter.

This opinion letter is provided to the Lenders for exclusive use solely in connection with the Transaction, and may not be relied upon by any other person or for any other purpose or quoted, published or otherwise disseminated without our prior written consent.

Very truly yours,

HARTMAN, SIMONS, SPIELMAN & WOOD, LLP

By:
EPHRAIM SPIELMAN

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Exhibit “A-1”

North Carolina Certificate of Existence

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Bank of America, N.A.

May 12, 2009

Exhibit “A-2”

Alabama Certificate of Authority

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Bank of America, N.A.

May 12, 2009

Exhibit “A-3”

Georgia Certificate of Existence

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Bank of America, N.A.

May 12, 2009

Exhibit “A-4”

South Carolina Certificate of Authorization

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Bank of America, N.A.

May 12, 2009

Exhibit “A-5”

Tennessee Certificate of Authorization

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Bank of America, N.A.

May 12, 2009

Exhibit “A-6”

Virginia Certificate of Authority

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